Subsequent Event	12 Months Ended
Dec. 31, 2024
Subsequent Event [Abstract]
Subsequent event
17.	Subsequent event

On April 8, 2025, the Company held its Annual General Meeting, during which shareholders approved the adoption of a dual-class share structure comprising Class A and Class B ordinary shares with differing voting rights. The Company also amended and restated its Memorandum and Articles of Association to reflect this change. These changes do not affect the financial position or results of operations as of December 31, 2024.

The Company evaluated subsequent events and transactions that occurred after the balance sheet date through the date that these consolidated financial statements were available to be issued, there was no other subsequent event that required recognition or disclosure.